UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2021
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Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

416 South Bell Avenue	Ames	Iowa	50010
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	REGI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 26, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Renewable Energy Group, Inc. (the “Company”), adopted and approved a Good Leaver Program (the “Good Leaver Program”), effective April 26, 2021, for eligible retiring employees of the Company based in the United States that have outstanding equity grants under any of the Company’s stock incentive plans.

Employees retiring under the Good Leaver Program will be eligible to retain a pro-rated portion of any unvested equity awards awarded pursuant to the Company’s annual long term incentive program or as an ad hoc award, with the pro-ration based on the employee’s termination date, subject to the below conditions:

•    The pro-rata portion of time-based awards will vest and be distributed on the scheduled vesting date;
•    The pro-rata portion of performance-based awards will vest subject to the achievement of the performance goals and certification of such achievement by the Compensation Committee;
•    Accounts will be updated upon retirement to reflect the pro-ration of the equity awards with all other unvested awards forfeited upon retirement; and
•    If any of the qualifications under the Good Leaver Program are not maintained after retirement, all unvested stock will be forfeited.

Under the Good Leaver Program, a retirement will be defined as:

•    Being at least 55 years of age and having at least ten years of service with the Company or being at least 60 years of age and having at least five years of service with the Company, in both cases as of the last day of employment with the Company;
•    Providing a six month notice of intent to retire in advance of the last day of employment; and
•    Committing to not taking any position at any level with a direct competitor as defined in the employee’s non-competition agreement in effect on the employee’s last day of employment.

The foregoing description of the Good Leaver Program does not purport to be complete and is qualified in its entirety by reference to the Good Leaver Program, a copy of which will be filed with the Securities and Exchange Commission on the Company’s next Quarterly Report on Form 10-Q and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 29, 2021

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Cynthia J. Warner
Cynthia J. Warner
Chief Executive Officer